UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934

October 30, 2006
(Date of earliest event reported)

TB WOOD’S CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-14182	25-1771145
(State of incorporation)	Commission File Number	(IRS Employer Identification No.)

440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA	17201
(Address of principal executive office)	(Zip Code)

717-264-7161
(Registrant’s telephone number, including area code)

No Change
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 30, 2006 the Company issued a press release reporting the results of the third quarter 2006. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements

(c) Exhibits

99.1	Press Release of the Company reporting the results of the third quarter 2006 dated October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD’S CORPORATION

By /s/ Joseph C. Horvath
Vice President-Finance
(Principal Financial and Accounting Officer)

Date: October 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of the Company reporting the results of the third quarter 2006